UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

ALLIANCEBERNSTEIN BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas,

New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2012

Date of reporting period: March 31, 2012

ITEM 1.    REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein

Limited Duration High Income Fund

March 31, 2012

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 22, 2012

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Limited Duration High Income Portfolio (the “Fund”) for the semi-annual reporting period ended March 31, 2012. The Fund commenced operations on December 7, 2011.

Investment Objectives and Policies

The Fund’s investment objective is to seek the highest level of income that is available without assuming what AllianceBernstein L.P. (the “Adviser”) considers to be undue risk to principal. The Fund invests primarily in fixed income securities, with an emphasis on corporate fixed income securities rated below investment-grade (high yield securities or “junk bonds”), unrated securities considered by the Adviser to be of comparable quality, and related derivatives. Under normal circumstances, the Fund will maintain a dollar-weighted average duration of less than four years, although it may invest in individual fixed income securities with durations in excess of four years.

The Fund may also invest in investment-grade fixed income securities, high yield securities of governments and government-related issuers, loan participations and, to a lesser extent, equity securities, and derivatives related to these instruments. The Fund will not invest more than 10% of its net assets in securities rated at or below Caa1 by Moody’s, CCC+ by Standard & Poor’s or CCC by Fitch at time of purchase. (For this purpose of this 10% limit, the Fund will rely on the highest rating from any of the three rating agencies, and the notional amount of derivatives related to these instruments will be counted.) The Fund will invest on a global basis, including securities of issuers in both developed and emerging market countries. The Fund may invest in securities denominated in foreign currencies, although it expects to frequently use hedging instruments to attempt to limit the currency exposure resulting from such investments.

The Fund expects to use derivatives, such as options, futures, forwards and swap agreements, to a significant extent. Derivatives such as options and forwards may also be used for hedging purposes, including to hedge against interest rate, credit market and currency fluctuations.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Barclays Capital (“BC”) Global High Yield 1-5 Year Index (U.S. dollar hedged).

The Fund underperformed its benchmark during the period under review, from the Fund’s inception (December 7, 2011) through March 31, 2012, before sales charges. Credit markets outperformed government debt, as policy initiatives by the European Central Bank (“ECB”) eased concerns about the euro-area sovereign debt crisis, and brighter signs in the U.S. economy led to a significant improvement in risk sentiment. Against this backdrop, the Fund provided a solid positive return—capturing approximately 50% of the return of the

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND •	1

broader high yield market. The Fund’s underperformance compared to its benchmark however, was driven primarily by an underweight to European high yield debt—which rebounded strongly during the period. An overweight to the U.S. was also a modest detractor as the U.S. high yield market did not keep pace with other regions of the global high yield market.

The performance impact of the Fund’s industry allocation was relatively mixed, as an underweight to banks, which outperformed, detracted, offset by an underweight to automotive, telecommunications and electric industries. Security selection also was mixed, as positive selection in consumer non-cyclical, technology and automotive holdings was offset by negative selection in capital goods and basic industries holdings. Within the Fund’s non-benchmark exposures, positions in investment-grade corporates contributed positively, while exposure to high yield bank loans detracted.

Within the Fund’s derivative positions, credit default swap (“CDS”) derivative exposure detracted, as synthetic instruments did not rally as strongly as nominal bonds. Interest rate swaps were utilized in order to manage the overall duration and yield curve positioning of the Fund, which modestly detracted. The Fund also utilized currency forwards for hedging back currency on non-U.S. dollar positions.

Market Review and Investment Strategy

Volatility continued early in the reporting period ended March 31,

2012, as global markets remained highly correlated with ongoing European debt sentiment and perceptions of the overall health of the economy. Central banks globally continued to ease monetary policy or indicate that rates would remain low. In the U.S., the Federal Reserve announced that rates would be kept on hold until 2014.

After early bouts of investor risk aversion, which drove Treasury yields lower, market sentiment improved in the first quarter of 2012. Global economic data turned more positive and worries over the euro debt crisis eased with positive policy intervention. In the U.S., labor and manufacturing data showed improvement, resulting in more solid consumer confidence numbers. In the euro area, finance ministers agreed to grant Greece a second bailout package worth €130 billion and the ECB’s second long-term refinancing operation further increased liquidity in the euro area banking system—reducing investor concerns across the globe, at least in the near term. Investors also agreed to restructure €172 billion worth of Greek bonds.

During the period, non-government sectors of the global fixed income market benefited from the improvement in investor sentiment and outperformed government sectors. Global high yield in the 1- to 5-year maturity range posted strong returns; spreads in the 1- to 5-year global high yield space tightened since the Fund’s inception—through the end of the period. Buoyed by the improvement in investor risk appetite, lower-rated CCC

2	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND

and CC-quality tiers outperformed. B-rated global securities provided strong returns, followed by the highest-rated BB tier. On an industry level, financial-related sectors outperformed, led by insurance and banks. Utilities turned in the weakest returns but were still positive.

In a bullish market environment, the Fund’s Investment Management Team (the “Team”) would anticipate the Fund to underperform the broader high yield market due to the protections in place to reduce the impact of market volatility and downside risks. Conversely, the Team would anticipate the Fund to outperform the index in a bearish market due to these protections. Over a full market cycle, the Team estimates the Fund will generate less volatile returns while achieving much of the yield and return of the broad high yield market.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND •	3

HISTORICAL PERFORMANCE

Benchmark Disclosure

The unmanaged BC Global High Yield 1-5 Year Index (U.S. dollar hedged) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BC Global High Yield 1-5 Year Index represents the performance of non investment-grade fixed-income securities in U.S., developed and emerging markets with more than one year and less than five years remaining until maturity, hedged to the U.S. dollar. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond, currency and commodity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer, guarantor or counterparty may default causing a loss of the full principal amount of a security or the amount to which the Fund is entitled in a derivative transaction. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

High Yield Debt Security Risk: Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the real value of the Fund’s distributions.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s net asset value (“NAV”).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIOD ENDED MARCH 31, 2012	NAV Returns
Since Inception*
AllianceBernstein Limited Duration High Income Portfolio
Class A	3.91%

Class C	3.67%

Advisor Class**	3.91%

Class R**	3.86%

Class K**	3.94%

Class I**	4.02%

BC Global High Yield 1-5 Year Index (U.S. dollar hedged)	7.41%

*    Inception date: 12/7/11.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Benchmark and Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AS OF MARCH 31, 2012 (UNANNUALIZED)
	NAV Returns	SEC Returns	SEC Yields*

Class A Shares			1.75%
Since Inception**	3.91%	-0.47%

Class C Shares			1.02%
Since Inception**	3.67%	2.67%

Advisor Class Shares‡			2.05%
Since Inception**	3.91%	3.91%

Class R Shares‡			2.11%
Since Inception**	3.86%	3.86%

Class K Shares‡			2.39%
Since Inception**	3.94%	3.94%

Class I Shares‡			2.69%
Since Inception**	4.02%	4.02%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.60%, 2.32%, 1.30%, 2.02%, 1.71% and 1.38% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, exclusive of interest expense, to 1.05%, 1.75%, 0.75%, 1.25%, 1.00% and 0.75% for Class A, Class C, Advisor, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through December 7, 2014. Absent reimbursements or waivers, performance would have been lower.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2012.

**	Inception date: 12/7/11.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC RETURNS (UNANNUALIZED, WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)
SEC Returns

Class A Shares
Since Inception*	-0.47%

Class C Shares
Since Inception*	2.67%

Advisor Class Shares‡
Since Inception*	3.91%

Class R Shares‡
Since Inception*	3.86%

Class K Shares‡
Since Inception*	3.94%

Class I Shares‡
Since Inception*	4.02%

*	Inception date: 12/7/11.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on pages 4-5.

8	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 7, 2011+	Ending Account Value March 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,039.10	$3.39	1.05%
Hypothetical**	$1,000	$1,019.75	$5.30	1.05%
Class C
Actual	$1,000	$1,036.70	$5.65	1.75%
Hypothetical**	$1,000	$1,016.25	$8.82	1.75%
Advisor Class
Actual	$1,000	$1,039.10	$2.42	0.75%
Hypothetical**	$1,000	$1,013.47	$3.78	0.75%
Class R
Actual	$1,000	$1,038.60	$4.04	1.25%
Hypothetical**	$1,000	$1,011.89	$6.29	1.25%
Class K
Actual	$1,000	$1,039.40	$3.23	1.00%
Hypothetical**	$1,000	$1,012.68	$5.03	1.00%
Class I
Actual	$1,000	$1,040.20	$2.42	0.75%
Hypothetical**	$1,000	$1,013.47	$3.78	0.75%
+	Commencement of operations.

*	Actual expenses paid are based on the period from December 7, 2012 (commencement of operations) and are equal to the Portfolio’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 116/366 (to reflect the since inception period). Hypothetical expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND •	9

Fund Expenses

PORTFOLIO SUMMARY

March 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $34.8

*	All data are as of March 31, 2012. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

10	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

March 31, 2012 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 61.4%
Industrial – 56.0%
Basic – 6.2%
Aleris International, Inc. 7.625%, 2/15/18	U.S.$	150	$156,938
Arch Coal, Inc. 7.00%, 6/15/19(a)		125	115,313
8.75%, 8/01/16		125	131,250
CF Industries, Inc. 6.875%, 5/01/18		125	144,219
Commercial Metals Co. 6.50%, 7/15/17		99	99,990
7.35%, 8/15/18		68	70,295
Consol Energy, Inc. 8.00%, 4/01/17		100	104,250
Huntsman International LLC 8.625%, 3/15/20		150	167,625
JMC Steel Group 8.25%, 3/15/18(a)		155	161,200
Lyondell Chemical Co. 11.00%, 5/01/18		150	165,750
Metals USA, Inc. 11.125%, 12/01/15		145	151,163
Nova Chemicals Corp. 8.625%, 11/01/19		125	142,500
Novelis, Inc./GA 8.375%, 12/15/17		175	189,875
Peabody Energy Corp. 7.375%, 11/01/16		200	219,500
Steel Dynamics, Inc. 7.625%, 3/15/20		110	119,075

			2,138,941

Capital Goods – 8.9%
Ardagh Packaging Finance PLC 7.375%, 10/15/17(a)		200	214,500
Ball Corp. 7.125%, 9/01/16		150	163,500
Berry Plastics Corp. 8.25%, 11/15/15		140	149,450
Building Materials Corp. of America 6.875%, 8/15/18(a)		150	157,688
CNH Capital LLC 6.25%, 11/01/16(a)		125	134,063
Crown Americas LLC/Crown Americas Capital Corp. III 6.25%, 2/01/21		85	91,375
Graphic Packaging International, Inc. 7.875%, 10/01/18		175	193,813

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Griffon Corp. 7.125%, 4/01/18	U.S.$	150	$155,063
KUKA AG 8.75%, 11/15/17(a)	EUR	75	106,529
Manitowoc Co., Inc. (The) 9.50%, 2/15/18	U.S.$	175	193,375
Mohawk Industries, Inc. 6.375%, 1/15/16		100	110,500
Owens-Brockway Glass Container, Inc. 7.375%, 5/15/16		125	140,625
Polymer Group, Inc. 7.75%, 2/01/19		175	184,188
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 7.125%, 4/15/19(a)		150	156,375
Sealed Air Corp. 8.125%, 9/15/19(a)		150	165,563
Solo Cup Co./Solo Cup Operating Corp. 10.50%, 11/01/13		150	152,625
SPX Corp. 6.875%, 9/01/17		200	219,000
TransDigm, Inc. 7.75%, 12/15/18		150	162,375
UR Financing Escrow Corp. 5.75%, 7/15/18(a)		135	138,206
Vulcan Materials Co. 6.50%, 12/01/16		100	107,250

			3,096,061

Communications - Media – 5.0%
Allbritton Communications Co. 8.00%, 5/15/18		100	106,750
CCO Holdings LLC/CCO Holdings Capital Corp. 7.00%, 1/15/19		150	159,000
Clear Channel Worldwide Holdings, Inc. 7.625%, 3/15/20(a)		55	53,900
CSC Holdings LLC 7.875%, 2/15/18		150	167,625
DISH DBS Corp. 7.125%, 2/01/16		100	110,625
Intelsat Jackson Holdings SA 7.25%, 10/15/20		200	210,250
Lamar Media Corp. 6.625%, 8/15/15		150	153,375
Mediacom LLC/Mediacom Capital Corp. 9.125%, 8/15/19		150	162,938
RR Donnelley & Sons Co. 7.25%, 5/15/18		150	145,500
Sinclair Television Group, Inc. 8.375%, 10/15/18		100	108,000

12	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

UPC Holding BV 9.875%, 4/15/18(a)	U.S.$	100	$110,500
Virgin Media Finance PLC Series 1 9.50%, 8/15/16		73	82,308
XM Satellite Radio, Inc. 7.625%, 11/01/18(a)		150	161,250

			1,732,020

Communications - Telecommunications – 3.8%
Cincinnati Bell, Inc. 8.25%, 10/15/17		100	102,125
Crown Castle International Corp. 9.00%, 1/15/15		150	165,000
Frontier Communications Corp. 7.875%, 4/15/15		125	134,375
MetroPCS Wireless, Inc. 7.875%, 9/01/18		150	157,875
Nextel Communications, Inc. Series C 5.95%, 3/15/14		100	100,000
Sunrise Communications Holdings SA 8.50%, 12/31/18(a)	EUR	100	142,039
tw telecom holdings, Inc. 8.00%, 3/01/18	U.S.$	200	218,500
Wind Acquisition Finance SA 11.75%, 7/15/17(a)		150	147,750
Windstream Corp. 8.125%, 9/01/18		150	160,500

			1,328,164

Consumer Cyclical - Automotive – 4.1%
American Axle & Manufacturing Holdings, Inc. 9.25%, 1/15/17(a)		130	145,275
Commercial Vehicle Group, Inc. 7.875%, 4/15/19(a)		150	151,500
Dana Holding Corp. 6.50%, 2/15/19		135	143,100
Delphi Corp. 5.875%, 5/15/19(a)		150	158,250
Ford Motor Credit Co. LLC 3.875%, 1/15/15		200	201,952
Goodyear Tire & Rubber Co. (The) 8.25%, 8/15/20		125	132,813
Navistar International Corp. 8.25%, 11/01/21		120	130,800
Schaeffler Finance BV 8.50%, 2/15/19(a)		200	213,500
Tenneco, Inc. 6.875%, 12/15/20		145	155,875

			1,433,065

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 1.4%
AMC Entertainment, Inc. 8.75%, 6/01/19	U.S.$	94	$98,465
ClubCorp Club Operations, Inc. 10.00%, 12/01/18		75	78,375
NAI Entertainment Holdings LLC 8.25%, 12/15/17(a)		175	192,281
Regal Entertainment Group 9.125%, 8/15/18		100	109,500

			478,621

Consumer Cyclical - Other – 5.1%
Boyd Gaming Corp. 9.125%, 12/01/18		150	156,188
Caesars Entertainment Operating Co., Inc. 11.25%, 6/01/17		150	163,500
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625%, 1/15/16		150	158,250
DR Horton, Inc. 6.50%, 4/15/16		100	109,500
Isle of Capri Casinos, Inc. 7.75%, 3/15/19		155	156,550
Lennar Corp. Series B 6.50%, 4/15/16		150	157,688
Marina District Finance Co., Inc. 9.50%, 10/15/15		200	182,500
NCL Corp. Ltd. 11.75%, 11/15/16		75	86,813
Royal Caribbean Cruises Ltd. 7.00%, 6/15/13		100	104,500
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19(a)		150	154,875
Toll Brothers Finance Corp. 5.15%, 5/15/15		150	158,708
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.875%, 11/01/17		175	190,750

			1,779,820

Consumer Cyclical - Restaurants – 0.9%
CKE Restaurants, Inc. 11.375%, 7/15/18		120	137,100
Landry’s, Inc. 11.625%, 12/01/15		150	167,063

			304,163

Consumer Cyclical - Retailers – 1.3%
Limited Brands, Inc. 6.90%, 7/15/17		125	139,063

14	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Rite Aid Corp. 8.00%, 8/15/20	U.S.$	125	$143,906
Toys R US - Delaware, Inc. 7.375%, 9/01/16(a)		150	153,750

			436,719

Consumer Non-Cyclical – 7.1%
AMGH Merger Sub, Inc. 9.25%, 11/01/18(a)		110	114,400
ARAMARK Corp. 8.50%, 2/01/15		100	102,501
Care UK Health & Social Care PLC 9.75%, 8/01/17(a)	GBP	100	167,148
CHS/Community Health Systems, Inc. 8.00%, 11/15/19(a)	U.S.$	49	50,715
8.875%, 7/15/15		60	62,175
Constellation Brands, Inc. 7.25%, 9/01/16		75	84,938
ConvaTec Healthcare E SA 7.375%, 12/15/17(a)	EUR	100	137,371
Cott Beverages, Inc. 8.125%, 9/01/18	U.S.$	108	116,910
Endo Pharmaceuticals Holdings, Inc. 7.00%, 7/15/19		150	160,125
HCA, Inc. 7.875%, 2/15/20		175	192,281
Jarden Corp. 7.50%, 5/01/17		200	220,000
JBS Finance II Ltd. 8.25%, 1/29/18(a)		150	152,775
Kindred Healthcare, Inc. 8.25%, 6/01/19		150	130,688
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18(a)		138	143,348
Pharmaceutical Product Development, Inc. 9.50%, 12/01/19(a)		60	65,100
R&R Ice Cream PLC 8.375%, 11/15/17(a)	EUR	100	136,037
Spectrum Brands, Inc. 6.75%, 3/15/20(a)	U.S.$	125	126,250
Tenet Healthcare Corp. 8.875%, 7/01/19		125	140,000
Universal Health Services, Inc. 7.00%, 10/01/18		150	160,500

			2,463,261

Energy – 6.2%
Antero Resources Finance Corp. 9.375%, 12/01/17		150	162,375
Atwood Oceanics, Inc. 6.50%, 2/01/20		29	30,450

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Chesapeake Energy Corp. 6.50%, 8/15/17	U.S.$	175	$186,375
Continental Resources, Inc./OK 8.25%, 10/01/19		115	128,513
Denbury Resources, Inc. 9.75%, 3/01/16		100	109,750
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19		100	103,000
Key Energy Services, Inc. 6.75%, 3/01/21(a)		170	173,825
McJunkin Red Man Corp. 9.50%, 12/15/16		150	163,500
Newfield Exploration Co. 7.125%, 5/15/18		100	105,250
Offshore Group Investments Ltd. 11.50%, 8/01/15		180	198,000
Oil States International, Inc. 6.50%, 6/01/19		150	157,500
Pioneer Natural Resources Co. 5.875%, 7/15/16		125	138,682
Plains Exploration & Production Co. 7.625%, 6/01/18		175	185,938
Range Resources Corp. 7.50%, 10/01/17		175	184,188
SandRidge Energy, Inc. 9.875%, 5/15/16		115	124,775

			2,152,120

Other Industrial – 0.8%
Brightstar Corp. 9.50%, 12/01/16(a)		150	156,000
Interline Brands, Inc. 7.00%, 11/15/18		100	105,500

			261,500

Services – 1.0%
Service Corp. International/US 6.75%, 4/01/16		100	108,250
ServiceMaster Co./TN 10.75%, 7/15/15(a)(b)		83	87,313
West Corp. 7.875%, 1/15/19		150	159,750

			355,313

Technology – 3.5%
Amkor Technology, Inc. 6.625%, 6/01/21		60	62,025
Avaya, Inc. 7.00%, 4/01/19(a)		151	151,378
CDW LLC/CDW Finance Corp. 8.00%, 12/15/18		225	243,563

16	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CommScope, Inc. 8.25%, 1/15/19(a)	U.S.$	150	$159,750
First Data Corp. 7.375%, 6/15/19(a)		150	152,250
Freescale Semiconductor, Inc. 9.25%, 4/15/18(a)		150	164,250
Seagate Technology HDD Holdings 6.80%, 10/01/16		100	110,250
Sensata Technologies BV 6.50%, 5/15/19(a)		150	156,000

			1,199,465

Transportation - Services – 0.9%
Hertz Corp. (The) 6.75%, 4/15/19		150	155,250
Oshkosh Corp. 8.25%, 3/01/17		150	162,750

			318,000

			19,477,233

Utility – 3.2%
Electric – 2.7%
AES Corp. (The) 8.00%, 10/15/17		150	168,938
Calpine Corp. Series AI 7.25%, 10/15/17		150	159,000
EDP Finance BV 5.50%, 2/18/14	EUR	100	133,370
GenOn Energy, Inc. 7.875%, 6/15/17	U.S.$	200	174,500
Listrindo Capital BV 6.95%, 2/21/19(a)		200	204,800
NRG Energy, Inc. 7.375%, 1/15/17		100	104,000

			944,607

Natural Gas – 0.5%
Kinder Morgan Finance Co. ULC 5.70%, 1/05/16		150	158,250

			1,102,857

Financial Institutions – 2.2%
Banking – 0.3%
Amsouth Bank/Birmingham AL Series AI 5.20%, 4/01/15		100	102,000

Finance – 1.5%
Air Lease Corp. 5.625%, 4/01/17(a)		24	23,910

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ally Financial, Inc. Series 8 6.75%, 12/01/14	U.S.$	150	$157,125
CIT Group, Inc. 5.25%, 3/15/18		166	169,320
International Lease Finance Corp. 6.375%, 3/25/13		150	154,125

			504,480

Other Finance – 0.4%
Icahn Enterprises LP / Icahn Enterprises Finance Corp. 7.75%, 1/15/16		150	155,250

			761,730

Total Corporates - Non-Investment Grades (cost $20,897,323)			21,341,820

GOVERNMENTS - TREASURIES – 5.9%
Canada – 0.9%
Canadian Government Bond 3.25%, 6/01/21	CAD	280	307,047

New Zealand – 1.3%
New Zealand Government Bond Series 415 6.00%, 4/15/15	NZD	520	461,984

United Kingdom – 1.4%
United Kingdom Gilt 2.00%, 1/22/16	GBP	200	334,440
3.75%, 9/07/21		80	145,913

			480,353

United States – 2.3%
U.S. Treasury Bonds 3.125%, 2/15/42	U.S.$	850	814,805

Total Governments - Treasuries (cost $2,060,225)			2,064,189

CORPORATES - INVESTMENT GRADES – 5.5%
Industrial – 2.3%
Basic – 0.6%
ArcelorMittal 4.50%, 2/25/17		135	135,395
Georgia-Pacific LLC 8.25%, 5/01/16(a)		75	82,721

			218,116

18	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.3%
Qwest Communications International, Inc. 7.125%, 4/01/18	U.S.$	105	$112,088

Consumer Cyclical - Retailers – 0.5%
Macy’s Retail Holdings, Inc. 5.90%, 12/01/16		150	172,133

Energy – 0.5%
Transocean, Inc. 5.05%, 12/15/16		150	160,639

Other Industrial – 0.4%
URS Corp. 3.85%, 4/01/17(a)		135	134,558

			797,534

Financial Institutions – 2.3%
Banking – 0.7%
Macquarie Group Ltd. 7.30%, 8/01/14(a)		150	160,777
Zions Bancorporation 4.50%, 3/27/17		100	99,375

			260,152

Brokerage – 0.6%
Grupo Aval Ltd. 5.25%, 2/01/17(a)		200	208,156

Finance – 0.4%
SLM Corp. 6.25%, 1/25/16		150	156,000

Insurance – 0.5%
American International Group, Inc. 4.875%, 9/15/16		150	158,664

			782,973

Utility – 0.5%
Natural Gas – 0.5%
Tennessee Gas Pipeline Co. 8.00%, 2/01/16		140	162,513

Non Corporate Sectors – 0.5%
Agencies - Not Government Guaranteed – 0.5%
Petrobras International Finance Co. – Pifco 3.50%, 2/06/17		155	158,870

Total Corporates - Investment Grades (cost $1,849,322)			1,901,889

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BANK LOANS – 4.9%
Industrial – 4.5%
Communications - Media – 0.8%
Crown Media Holdings, Inc. 5.75%, 7/14/18(c)	U.S.$	137	$136,546
LIN Television Corp. 5.00%, 12/21/18(c)		150	150,186

			286,732

Consumer Cyclical - Automotive – 0.4%
TI Group Automotive Systems, L.L.C. 7.75%, 3/14/18(c)		150	150,282

Consumer Cyclical - Restaurants – 0.4%
Dunkin’ Brands, Inc. 4.00%, 11/23/17(c)		148	147,520

Consumer Cyclical - Retailers – 0.9%
Lord & Taylor Holdings, LLC (LT Propco, LLC) 5.75%, 1/11/19(c)		150	150,704
PetCo Animal Supplies, Inc. 4.50%, 11/24/17(c)		148	148,336

			299,040

Consumer Non-Cyclical – 0.9%
Del Monte Foods Company 4.50%, 3/08/18(c)		149	146,989
Emergency Medical Services Corporation 5.25%, 5/25/18(c)		175	174,435

			321,424

Services – 0.9%
Collins & Aikman Floorcoverings, Inc. (Tandus) 2.74%, 5/08/14(c)		156	150,494
Pharmaceutical Product Development, Inc. (Jaguar Holdings, LLC) 6.25%, 12/05/18(c)		150	151,332

			301,827

Technology – 0.1%
Eastman Kodak Company 8.50%, 7/20/13(c)		49	49,438

			1,556,262

Financial Institutions – 0.4%
Insurance – 0.4%
Asurion, LLC (fka Asurion Corporation) 5.50%, 5/24/18(c)		148	146,766

Total Bank Loans (cost $1,668,781)			1,703,028

20	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.6%
Non-Agency Fixed Rate CMBS – 1.6%
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD12, Class AM 6.056%, 2/15/51	U.S.$	150	$148,075
Series 2007-LDPX, Class AM 5.464%, 1/15/49		122	116,144
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class AJ 5.276%, 2/15/41		185	169,629
Series 2007-C3, Class AM 5.937%, 7/15/44		135	136,214

Total Commercial Mortgage-Backed Securities (cost $575,136)			570,062

QUASI-SOVEREIGNS – 1.4%
Quasi-Sovereign Bonds – 1.4%
Kazakhstan – 0.4%
KazMunayGas National Co. 11.75%, 1/23/15(a)		125	152,534

Luxembourg – 0.4%
Russian Agricultural Bank OJSC Via RSHB Capital SA 9.00%, 6/11/14(a)		125	138,750

Russia – 0.3%
Russian Agricultural Bank OJSC Via RSHB Capital SA 6.299%, 5/15/17(a)		100	105,125

Ukraine – 0.3%
National JSC Naftogaz of Ukraine 9.50%, 9/30/14		100	96,125

Total Quasi-Sovereigns (cost $477,905)			492,534

		Shares
PREFERRED STOCKS – 1.1%
Financial Institutions – 1.1%
Banking – 0.5%
US Bancorp 6.50%		3,000	81,570
Zions Bancorporation 9.50%		4,000	104,280

			185,850

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND •	21

Portfolio of Investments

		Shares	U.S. $ Value

Finance – 0.5%
Citigroup Capital XII 8.50%		7,000	$179,157

REITS – 0.1%
Health Care REIT, Inc. 6.50%		925	23,244

Total Preferred Stocks (cost $377,775)			388,251

		Principal Amount (000)
EMERGING MARKETS - SOVEREIGNS – 0.8%
Sri Lanka – 0.5%
Sri Lanka 7.40%, 1/22/15(a)	U.S.$	160	169,200

Ukraine – 0.3%
Ukraine Government International Bond 6.875%, 9/23/15(a)		100	92,375

Total Emerging Markets - Sovereigns (cost $261,335)			261,575

EMERGING MARKETS - CORPORATE BONDS – 0.3%
Industrial – 0.3%
Communications - Media – 0.3%
Columbus International, Inc. 11.50%, 11/20/14(a) (cost $106,157)		100	110,950

GOVERNMENTS - SOVEREIGN AGENCIES – 0.3%
Norway – 0.3%
Eksportfinans ASA 2.00%, 9/15/15		13	11,534
2.375%, 5/25/16		112	98,722

Total Governments - Sovereign Agencies (cost $106,131)			110,256

22	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.3%
Lithuania – 0.3%
Republic of Lithuania 6.75%, 1/15/15(a) (cost $104,873)	U.S.$	100	$108,000

		Contracts
OPTIONS PURCHASED - PUTS – 0.1%
Options on Funds and Investment Trusts – 0.1%
SPDR S&P 500 ETF Trust Expiration: May 2012, Exercise Price: $140.00(c)(d)		68	17,340
SPDR S&P 500 ETF Trust Expiration: June 2012, Exercise Price: $133.00(c)(d)		35	6,493
SPDR S&P 500 ETF Trust Expiration: June 2012, Exercise Price: $136.00(c)(d)		37	9,287

Total Options Purchased - Puts (cost $55,649)			33,120

		Shares
SHORT-TERM INVESTMENTS – 26.0%
Investment Companies – 15.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(f) (cost $5,535,930)		5,535,930	5,535,930

		Principal Amount (000)
U.S. Treasury Bill – 10.1%
U.S. Treasury Bill Zero Coupon, 9/27/12 (cost $3,497,664)	U.S.$	3,500	3,497,664

Total Short-Term Investments (cost $9,033,594)			9,033,594

Total Investments – 109.7% (cost $37,574,207)			38,119,268
Other assets less liabilities – (9.7)%			(3,358,253)

Net Assets – 100.0%			$34,761,015

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND •	23

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Bank PLC Wholesale:
Canadian Dollar settling 5/15/12	311	$311,676	$311,590	$86
Great British Pound settling 5/10/12	395	630,713	631,970	(1,257)
New Zealand Dollar settling 4/24/12	579	469,180	473,807	(4,627)
Morgan Stanley Capital Services Inc:
Euro settling 5/10/12	459	612,666	612,653	13
State Street Bank and Trust Co:
Canadian Dollar settling 4/03/12	311	314,666	311,852	2,814

				$(2,971)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums	Market Value
Put CDX- NAHYS18V1-5 Year Index	Bank of America, N.A.	Sell	97%	5/16/2012	$1,100	$22,770	$(20,875)
Put CDX- NAHYS17V4-5 Year Index	Morgan Stanley Capital Services Inc.	Sell	96	6/20/2012	679	12,290	(10,021)
Put CDX- NAHYS17V3-5 Year Index	Barclays Bank PLC	Sell	98	6/20/2012	650	20,066	(17,259)

							$(48,155)

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services Inc.	$3,500	2/17/17	1.07%	3 Month LIBOR	$28,295
Morgan Stanley Capital Services Inc.	2,600	2/17/19	3 Month LIBOR	1.54%	(35,426)
Morgan Stanley Capital Services Inc.	1,800	2/17/22	2.01%	3 Month LIBOR	40,919

					$33,788

24	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND

Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS ON CORPORATE AND INDICES (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Deal Pay (Receive) Rate	Implied Credit Spread at March 31, 2012	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley Capital Services Inc.:
CDX-EMS17V1- 5Y, 6/20/17*	(5.00)%	2.40%	$1,000	$(122,806)	$(129,186)	$6,380
CDX-NAIGS17V1- 5Y, 12/20/16*	(1.00)	0.86	1,000	(6,717)	11,952	(18,669)
CDX-NAIGS9V4- 10Y, 12/20/2017*	(0.80)	1.12	1,350	22,885	27,647	(4,762)
UBS AG: Bausch & Lomb, Inc., 9.875% 11/1/15, 3/20/17*	(5.00)	3.02	70	(6,184)	(5,756)	(428)

Sale Contracts
JPMorgan Chase Bank, N.A.:
AK Steel Corp., 7.625%, 5/15/20, 3/20/17*	5.00	7.87	180	(18,333)	(15,673)	(2,660)
Community Health Systems, Inc., 8.875%, 7/15/15, 12/20/16*	5.00	6.49	100	(5,273)	(9,609)	4,336
Levi Strauss & Co., 8.875% 4/1/15, 12/20/16*	5.00	5.83	150	(4,395)	(7,747)	3,352
M.D.C. Holdings, Inc., 5.625%, 2/1/20, 12/20/16*	5.00	2.14	150	18,804	8,787	10,017
MGM Resorts International, 7.625%, 1/15/17, 12/20/14*	5.00	4.61	100	1,167	(4,493)	5,660
Morgan Stanley Capital Services Inc.:
Amkor Technology, Inc., 6.625%, 6/1/21, 12/20/16*	5.00	4.46	150	3,523	(6,504)	10,027
CDX-NAHYS15V2- 3Y, 12/20/13*	5.00	3.79	970	21,152	(11,270)	32,422
CDX-NAHYS15V2- 3Y, 12/20/13*	5.00	3.79	970	21,151	(8,197)	29,348
CDX-NAHYS15V3- 3Y, 12/20/13*	5.00	3.79	1,455	31,670	(18,771)	50,441
CDX-NAHYS17V2- 5Y, 12/20/16*	5.00	5.50	970	(16,739)	(69,903)	53,164
CDX-NAHYS17V3- 5Y, 12/20/16*	5.00	5.50	485	(8,369)	(40,065)	31,696
CDX-NAIGS17V1- 5Y, 12/20/2016*	1.00	0.86	1,650	11,083	2,979	8,104

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND •	25

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Deal Pay (Receive) Rate	Implied Credit Spread at March 31, 2012	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Ford Motor Company, 6.5%, 8/1/18, 12/20/16*	5.00%	2.54%	$150	$16,009	$5,652	$10,357
Sanmina-SCI Corporation, 8.125%, 3/1/16, 12/20/16*	5.00	5.31	150	(1,504)	(15,644)	14,140
The Goodyear Tire & Rubber Company, 7.0%, 3/15/28, 12/20/16*	5.00	6.66	100	(5,851)	(3,844)	(2,007)

						$240,918

*	Termination date
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the aggregate market value of these securities amounted to $7,120,073 or 20.5% of net assets.

(b)	Pay-In-Kind Payments (PIK).

(c)	Floating Rate Security. Stated interest rate was in effect at March 31, 2012.

(d)	Non-income producing security.

(e)	One contract relates to 100 shares.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

NZD – New Zealand Dollar

Glossary:

CDX-EM – Emerging Market Credit Default Swap Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rates

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

See notes to financial statements.

26	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2012 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $32,038,277)	$32,583,338
Affiliated issuers (cost $5,535,930)	5,535,930
Cash	27,862
Interest and dividends receivable	509,403
Unrealized appreciation on credit default swap contracts	269,444
Unamortized offering expense	136,538
Receivable for capital stock sold	125,000
Unrealized appreciation on interest rate swap contracts	69,214
Premium paid on credit default swap contracts	57,017
Receivable due from Adviser	45,847
Receivable for investment securities sold	14,061
Unrealized appreciation of forward currency exchange contracts	2,913

Total assets	39,376,567

Liabilities
Options written, at value (premium received $55,126)	48,155
Payable for investment securities purchased and foreign currency transactions	3,740,402
Premium received on credit default swap contracts	346,662
Offering expenses payable	200,146
Dividends payable	65,687
Unrealized depreciation on interest rate swap contracts	35,426
Unrealized depreciation on credit default swap contracts	28,526
Transfer Agent fee payable	6,030
Unrealized depreciation of forward currency exchange contracts	5,884
Distribution fee payable	93
Accrued expenses	138,541

Total liabilities	4,615,552

Net Assets	$34,761,015

Composition of Net Assets
Capital stock, at par	$3,399
Additional paid-in capital	34,119,081
Distributions in excess of net investment income	(112,127)
Accumulated net realized loss on investment and foreign currency transactions	(73,758)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	824,420

$34,761,015

Net Asset Value Per Share—18 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$208,391	20,367	$10.23	*

C	$30,328	2,964	$10.23

Advisor	$8,883,147	869,336	$10.22

R	$10,266	1,003.49	$10.23

K	$10,268	1,004	$10.23

I	$25,618,615	2,503,873	$10.23

*	The maximum offering price per share for Class A shares was $10.68 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND •	27

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Period December 7, 2011(a) to March 31, 2012 (unaudited)

Investment Income
Interest	$450,595
Dividends
Unaffiliated issuers	9,514
Affiliated issuers	2,389
Other fee income	375	$462,873

Expenses
Advisory fee (see Note B)	56,990
Distribution fee—Class A	68
Distribution fee—Class C	61
Distribution fee—Class R	16
Distribution fee—Class K	8
Transfer agency—Class A	1,007
Transfer agency—Class C	891
Transfer agency—Advisor Class	15,386
Transfer agency—Class R	2
Transfer agency—Class K	1
Transfer agency—Class I	1,610
Custodian	64,264
Amortization of offering expenses	63,608
Registration fees	32,480
Administrative	28,115
Audit	23,664
Legal	19,024
Printing	14,268
Directors’ fees	4,756
Miscellaneous	3,552

Total expenses	329,771
Less: expenses waived and reimbursed by the Adviser (see Note B)	(258,381)

Net expenses		71,390

Net investment income		391,483

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(76,486)
Options written		71,345
Swap contracts		7,399
Foreign currency transactions		(76,016)
Net change in unrealized appreciation/depreciation of:
Investments		545,061
Options written		6,971
Swap contracts		274,706
Foreign currency denominated assets and liabilities		(2,318)

Net gain on investment and foreign currency transactions		750,662

Net Increase in Net Assets from Operations		$1,142,145

(a)	Commencement of operations.

See notes to financial statements.

28	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

December 7, 2011(a) to March 31, 2012 (unaudited)
Increase (Decrease) in Net Assets from Operations
Net investment income	$391,483
Net realized loss on investment and foreign currency transactions	(73,758)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	824,420

Net increase in net assets from operations	1,142,145
Dividends to Shareholders from
Net investment income
Class A	(1,120)
Class C	(252)
Advisor Class	(74,316)
Class R	(156)
Class K	(164)
Class I	(427,602)
Capital Stock Transactions
Net increase	34,122,480

Total increase	34,761,015
Net Assets
Beginning of period	– 0	–

End of period (including distribution in excess of net investment income of ($112,127))	$34,761,015

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND •	29

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2012 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of five portfolios: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio, the Real Asset Strategy Portfolio and the Limited Duration High Income Portfolio. The Intermediate Bond Portfolio commenced operations on July 1, 1999. The Bond Inflation Strategy Portfolio and Municipal Bond Inflation Strategy Portfolio commenced operations on January 26, 2010. The Real Asset Strategy Portfolio commenced operations on March 8, 2010. The Limited Duration High Income Portfolio commenced operations on December 7, 2011. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Limited Duration High Income Portfolio. The Limited Duration High Income Portfolio (the “Portfolio”) offers Class A, Class C, Advisor Class, Class R, Class K, and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc.

30	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND

Notes to Financial Statements

(“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND •	31

Notes to Financial Statements

framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of March 31, 2012:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grades	$	– 0	–	$21,317,910		$23,910		$21,341,820
Governments – Treasuries		– 0	–	2,064,189		– 0	–	2,064,189
Corporates – Investment Grades		– 0	–	1,901,889		– 0	–	1,901,889
Bank Loans		– 0	–	– 0	–	1,703,028		1,703,028
Commercial Mortgage-Backed Securities		– 0	–	– 0	–	570,062		570,062
Quasi-Sovereigns		– 0	–	492,534		– 0	–	492,534
Preferred Stocks		388,251		– 0	–	– 0	–	388,251
Emerging Markets – Sovereigns		– 0	–	261,575		– 0	–	261,575
Emerging Markets – Corporate Bonds		– 0	–	110,950		– 0	–	110,950
Governments – Sovereign Agencies		– 0	–	110,256		– 0	–	110,256
Governments – Sovereign Bonds		– 0	–	108,000		– 0	–	108,000
Options Purchased – Puts		– 0	–	33,120		– 0	–	33,120
Short-Term Investments		5,535,930		3,497,664		– 0	–	9,033,594

Total Investments in Securities		5,924,181		29,898,087	+	2,297,000		38,119,268

32	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND

Notes to Financial Statements

Other Financial Instruments*:	Level 1			Level 2	Level 3			Total
Assets:
Forward Currency Exchange Contracts	$	– 0	–	$2,913	$	– 0	–	$2,913
Interest Rate Swap Contracts		– 0	–	69,214		– 0	–	69,214
Credit Default Swap Contracts		– 0	–	269,444		– 0	–	269,444
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(5,884)		– 0	–	(5,884)
Credit Default Swaptions Written		– 0	–	(20,875)		(27,280)		(48,155)
Interest Rate Swap Contracts		– 0	–	(35,426)		– 0	–	(35,426)
Credit Default Swap Contracts		– 0	–	(28,526)		– 0	–	(28,526)

Total		$5,924,181		$30,148,947		$2,269,720		$38,342,848

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Bank Loans			Commercial Mortgage-Backed Securities			Corporates-Non- Investment Grades
Balance as of 12/7/11(a)	$	– 0	–	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		1,992			34			– 0	–
Realized gain (loss)		1,519			– 0	–		– 0	–
Change in unrealized appreciation/depreciation		34,246			(5,074)			(90)
Purchases		1,703,714			575,102			24,000
Sales		(38,443)			– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–		– 0	–

Balance as of 3/31/12		$1,703,028			$570,062			$23,910

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/12		$34,246			$(5,074)			$(90)

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND •	33

Notes to Financial Statements

	Credit Default Swaptions Written			Total
Balance as of 12/7/12(a)	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–		2,026
Realized gain (loss)		– 0	–		1,519
Change in unrealized appreciation/depreciation		5,075			34,157
Purchases		– 0	–		2,302,816
Sales		(32,355)			(70,798)
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 3/31/12		$(27,280)			$2,269,720

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/12		$5,075			$34,157

(a)	Commencement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or

34	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND

Notes to Financial Statements

repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $200,146 have been deferred and are being amortized on a straight line basis over a one year period starting from December 7, 2011 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion, of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND •	35

Notes to Financial Statements

expenses to the extent necessary to limit total operating expenses on an annual basis to 1.05%, 1.75%, .75%, 1.25%, 1.00% and .75% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Portfolio until December 7, 2014. No repayment will be made that would cause the Portfolio’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Portfolio on or before December 7, 2012. This fee waiver and/or expense reimbursement agreement may not be terminated before December 7, 2014. For the period ended March 31, 2012, such reimbursement amounted to $230,266. Such amount is subject to repayment, not to exceed the amount of offering expenses.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the period ended March 31, 2012, the Adviser voluntarily agreed to waive such fees in the amount of $28,115.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $2,866 for the period ended March 31, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $29 from the sale of Class A shares and received $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the period ended March 31, 2012.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the period ended March 31, 2012 is as follows:

Market Value December 7, 2011(a) (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value March 31, 2012 (000)	Dividend Income (000)
$	– 0	–	$29,235	$23,699	$5,536	$2

(a)	Commencement of operations.

36	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the period ended March 31, 2012 amounted to $966, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares and .25% of the Portfolio’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $255, $59 and $66 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended March 31, 2012 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$28,527,834	$615,666
U.S. government securities	2,232,651	1,375,516

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency, written options and swap transactions) are as follows:

Gross unrealized appreciation	$699,106
Gross unrealized depreciation	(154,045)

Net unrealized appreciation	$545,061

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND •	37

Notes to Financial Statements

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

During the period ended March 31, 2012, the Portfolio held forward currency exchange contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call

38	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND

Notes to Financial Statements

options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

A Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the period ended March 31, 2012, the Portfolio held purchased options for non-hedging purposes.

During the period ended March 31, 2012, the Portfolio held written swaptions for hedging purposes.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND •	39

Notes to Financial Statements

For the period ended March 31, 2012, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 12/07/11(a)	– 0	–	$	– 0	–
Options written	5,429,000			126,471
Options expired	(3,000,000)			(71,345)
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 3/31/12	2,429,000			$55,126

(a)	Commencement of operations.

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap

40	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND

Notes to Financial Statements

contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the period ended March 31, 2012, the Portfolio held interest rate swap for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND •	41

Notes to Financial Statements

statement of operations. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the period ended March 31, 2012, the Portfolio held credit default swap for [            ] purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At March 31, 2012, the Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $7,730,000, with net unrealized appreciation of $258,596, and terms of less than 5 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty.

42	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND

Notes to Financial Statements

At March 31, 2012, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$2,913	Unrealized depreciation of forward currency exchange contracts	$5,884

Credit contracts			Options written, at value	48,155

Interest rate contracts	Unrealized appreciation on interest rate swap contracts	69,214	Unrealized depreciation on interest rate swap contracts	35,426

Credit contracts	Unrealized appreciation on credit default swap contracts	269,444	Unrealized depreciation on credit default swap contracts	28,526

Equity contracts	Investments in securities, at value	33,120

Total		$374,691		$117,991

The effect of derivative instruments on the statement of operations for the period ended March 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$27	$(2,971)

Credit contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	71,345	6,971

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND •	43

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$(6,035)	$33,788

Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	13,434	240,918

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(71,575)	(22,530)

Total		$7,196	$256,176

For the period ended March 31, 2012 the average monthly principal amount of foreign currency exchange contracts was $1,946,074, the average monthly notional amount of credit default swaps was $10,370,000, the average monthly notional amount of interest rate swaps was $8,290,000 and the average monthly cost of purchased options contracts was $60,402.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

44	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND

Notes to Financial Statements

3. Loan Participations and Assignments

The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender. When the Portfolio purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Portfolio may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Portfolio will receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Portfolio may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of March 31, 2012, the Portfolio had no bridge loan commitments outstanding; however, the Portfolio received commitment fees or additional funding fees during the period in the amount of $375.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	December 7, 2011(a) to March 31, 2012 (unaudited)	December 7, 2011(a) to March 31, 2012 (unaudited)

Class A
Shares sold	20,359	$208,349

Shares issued in reinvestment of dividends	39	398

Shares redeemed	(31)	(322)

Net increase	20,367	$208,425

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND •	45

Notes to Financial Statements

	Shares	Amount
	December 7, 2011(a) to March 31, 2012 (unaudited)	December 7, 2011(a) to March 31, 2012 (unaudited)
Class C
Shares sold	2,953	$30,003

Shares issued in reinvestment of dividends	11	114

Net increase	2,964	$30,117

Advisor Class
Shares sold	882,561	$8,960,898

Shares issued in reinvestment of dividends	4,290	43,845

Shares redeemed	(17,515)	(179,470)

Net increase	869,336	$8,825,273

Class R
Shares sold	1,000	$10,002

Shares issued in reinvestment of dividends	3	33

Net increase	1,003	$10,035

Class K
Shares sold	1,000	$10,002

Shares issued in reinvestment of dividends	4	34

Net increase	1,004	$10,036

Class I
Shares sold	2,495,000	$24,950,002

Shares issued in reinvestment of dividends	8,873	88,592

Net increase	2,503,873	$25,038,594

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of

46	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND

Notes to Financial Statements

many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the real value of the Portfolio’s distributions.

Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio’s NAV.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND •	47

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Tax Information

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These capital loss carryforwards will retain their character as either short-term or long-term capital losses.

NOTE H

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

48	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
December 7, 2011(a) to March 31, 2012 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.10
Net realized and unrealized gain on investment and foreign currency transactions	.28

Net increase in net asset value from operations	.38

Less: Dividends
Dividends from net investment income	(.15)

Net asset value, end of period	$ 10.23

Total Return
Total investment return based on net asset value(d)	3.91%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$209
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.05%
Expenses, before waivers/reimbursements(e)	7.69%
Net investment income(c)(e)	4.10%
Portfolio turnover rate	8%

See footnote summary on page 54.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND •	49

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
December 7, 2011(a) to March 31, 2012 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.10
Net realized and unrealized gain on investment and foreign currency transactions	.26

Net increase in net asset value from operations	.36

Less: Dividends
Dividends from net investment income	(.13)

Net asset value, end of period	$ 10.23

Total Return
Total investment return based on net asset value(d)	3.67%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.75%
Expenses, before waivers/reimbursements(e)	18.74%
Net investment income(c)(e)	3.13%
Portfolio turnover rate	8%

See footnote summary on page 54.

50	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
December 7, 2011(a) to March 31, 2012 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.12
Net realized and unrealized gain on investment and foreign currency transactions	.26

Net increase in net asset value from operations	.38

Less: Dividends
Dividends from net investment income	(.16)

Net asset value, end of period	$ 10.22

Total Return
Total investment return based on net asset value(d)	3.91%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,883
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.75%
Expenses, before waivers/reimbursements(e)	4.13%
Net investment income(c)(e)	4.41%
Portfolio turnover rate	8%

See footnote summary on page 54.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND •	51

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
December 7, 2011(a) to March 31, 2012 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.11
Net realized and unrealized gain on investment and foreign currency transactions	.27

Net increase in net asset value from operations	.38

Less: Dividends
Dividends from net investment income	(.15)

Net asset value, end of period	$ 10.23

Total Return
Total investment return based on net asset value(d)	3.86%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.25%
Expenses, before waivers/reimbursements(e)	3.81%
Net investment income(c)(e)	3.57%
Portfolio turnover rate	8%

See footnote summary on page 54.

52	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
December 7, 2011(a) to March 31, 2012 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.12
Net realized and unrealized gain on investment and foreign currency transactions	.26

Net increase in net asset value from operations	.38

Less: Dividends
Dividends from net investment income	(.15)

Net asset value, end of period	$ 10.23

Total Return
Total investment return based on net asset value(d)	3.94%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.00%
Expenses, before waivers/reimbursements(e)	3.56%
Net investment income(c)(e)	3.84%
Portfolio turnover rate	8%

See footnote summary on page 54.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND •	53

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
December 7, 2011(a) to March 31, 2012 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.13
Net realized and unrealized gain on investment and foreign currency transactions	.26

Net increase in net asset value from operations	.39

Less: Dividends
Dividends from net investment income	(.16)

Net asset value, end of period	$ 10.23

Total Return
Total investment return based on net asset value(d)	4.02%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,619
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.75%
Expenses, before waivers/reimbursements(e)	3.33%
Net investment income(c)(e)	4.07%
Portfolio turnover rate	8%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees waived and expenses reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

54	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Gershon M. Distenfeld(2), Vice President Ashish C. Shah(2) , Vice President Michael E. Sohr(2) , Vice President	Amy Strugazow(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and
Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by its senior investment management team. Mr. Gershon M. Distenfeld, Mr. Ashish C. Shah, Mr. Michael E. Sohr and Ms. Amy Strugazow are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND •	55

Board of Directors

Information Regarding the Review and Approval of the Portfolio’ Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Bond Fund, Inc. (the “Fund”) unanimously approved the application of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AllianceBernstein Limited Duration High Income Portfolio (the “Portfolio”) for an initial two-year period at a meeting held on September 21, 2011.

Prior to approval of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee in the Advisory Agreement. The directors also discussed the proposed approval in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AllianceBernstein Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of

56	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND

their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AllianceBernstein Funds. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements will require the directors’ approval on a quarterly basis and, to the extent requested and paid, will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Portfolio under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Portfolio had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Portfolio. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Portfolio and that the Portfolio was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute securities transactions on an agency basis on behalf of its clients that invest in equity securities), 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares, transfer agency fees to be paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions to be paid by the Portfolio to brokers affiliated with the Adviser. The

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND •	57

directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

Since the Portfolio had not yet commenced operations and there were no existing AllianceBernstein funds with the same investment style as the Portfolio, no performance or other historical information for the Portfolio was available. Based on the Adviser’s written and oral presentations regarding the management of the Portfolio, and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality portfolio management services to the Portfolio.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a hypothetical common asset level of $100 million. The Lipper analyses reflected the Adviser’s proposed three year expense limitation agreement. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule had lower initial fee rates and breakpoints at lower asset levels than those in the proposed fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the hypothetical asset level of $100 million of the Portfolio would result in a fee rate lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedule reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the AllianceBernstein Funds relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

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The directors also considered the estimated total expense ratio of the Class A shares of the Portfolio assuming $100 million in assets under management in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The estimated total expense ratio of the Portfolio reflected fee waivers and/or expense reimbursements as a result of an expense limitation agreement between the Adviser and the Fund in respect of the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The information reviewed by the directors showed that, at the Portfolio’s hypothetical size of $100 million, its anticipated contractual effective advisory fee rate of 60 basis points was lower than the Expense Group median of 75 basis points. The Adviser acknowledged that the fee rates in the proposed advisory fee schedule are somewhat higher than those of other AllianceBernstein retail fixed-income funds, including AllianceBernstein High Income Fund, which has an advisory fee rate starting at 50 basis points. The Adviser stated its belief that the proposed fee schedule is commensurate with the complexity involved in managing the Portfolio. In particular, the Adviser emphasized that successful high yield investing requires substantial fundamental research to assess credit risk. With respect to the fee comparison with AllianceBernstein High Income Fund, which has a longer duration but a lower fee rate, the Adviser also stated that the importance of assessment of credit risk is not affected by portfolio duration.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”). The directors noted that ETFs pay advisory fees pursuant to their advisory contracts to advisers that are not affiliated with the Adviser. The directors concluded that the proposed advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors recognized that the Adviser’s total compensation from the Portfolio pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Portfolio and the extent to which the Adviser requests reimbursements pursuant to this provision.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND •	59

The information reviewed by the directors showed that the Portfolio’s anticipated expense ratio of 105 basis points, which reflected a proposed three year expense limitation agreement between the Fund in respect of the Portfolio and the Adviser, was lower than the Expense Group median of 111 basis points and the Expense Universe median of 110 basis points. The directors concluded that the Portfolio’s anticipated expense ratio was satisfactory.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The proposed breakpoints were at levels consistent with most other AllianceBernstein retail funds, although some more recently organized retail funds have breakpoints at lower asset levels. The directors noted that they had discussed with the Adviser the desirability of lower or additional breakpoints, based in part on the recommendation in the Senior Officer’s evaluation, and had been satisfied with the Adviser’s rationale for the proposed breakpoint schedule in light of, among other things, the fact that the proposed fee rate was substantially below the Expense Group median, and the three year expense limitation agreement agreed to by the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Bond Fund, Inc. (the “Fund”), in respect of AllianceBernstein Limited Duration High Income Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The investment objective of the Portfolio is to seek the highest level of income that is available without assuming the Adviser’s determination of undue risk to principal. The Portfolio will meet its investment objective through investing in fixed income securities with an emphasis on corporate fixed-income securities rated below investment grade3, unrated securities considered by the Adviser to be of comparable quality, and related derivatives. The Portfolio may also invest in loan participations, investment grade fixed income securities, high yield securities of government and government-related issuers, equity securities, and ETFs. The Portfolio will not invest more than 10% of its net assets in securities rated CCC or below at the time of purchase. Under normal circumstances, the Portfolio will maintain a dollar-weighted average duration of between one and four years. The Portfolio will invest on a global basis, including securities of issuers in both developed and emerging market countries. The Adviser will use derivatives, including futures, options, credit default and interest rate swaps, in managing the Portfolio. The Adviser proposed the Barclays Capital Global High Yield 1-5 Year Index to be the primary benchmark for the Portfolio. The Adviser expects Lipper to place the Portfolio in its High Current Yield category and Morningstar to place Portfolio in its High Yield Bond category.

1	It should be noted that the information in the fee evaluation was completed on September 8, 2011 and discussed with the Board of Directors on September 21, 2011.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	Below investment grade securities are securities rated Ba or lower by Moody’s or BB or lower by S&P or Fitch.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND •	61

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 U.S. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio	Portfolio
60 bp on the first $2.5 billion 55 bp on the next $2.5 billion 50 bp on the balance	Limited Duration High Income Portfolio

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

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The Portfolio’s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, through the Portfolio’s first three years of operations. During the three year expense limitation period, the Adviser may be able to recoup all or a portion of the Portfolio’s offering expenses to the extent that the reimbursement does not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps and the aggregate reimbursements do not exceed the offering expenses. The Adviser’s ability to recoup offering expenses will terminate with the agreement.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Estimated Gross Expense Ratio[4]		Fiscal Year End
Limited Duration High Income Portfolio[5]	Advisor Class A Class C Class R Class K Class I Class 1 Class 2	0.75 1.05 1.75 1.25 1.00 0.75 1.00 0.75	% % % % % % % %	1.36 1.61 2.31 1.81 1.56 1.36 1.56 1.36	% % % % % % % %	September 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS.

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing

4	The expense ratios shown are based on an initial estimate of each Portfolio’s net assets at $100 million.

5	Excludes fees and expenses of ETFs.

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a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.6 In addition to the relevant AllianceBernstein Institutional fee schedule, set forth below are the Portfolio’s effective advisory fee and what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio based on an initial estimate of its net assets at $100 million:7

Portfolio	Initial Estimated Net Assets ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Limited Duration High Income Portfolio	$100.0	Limited Duration High Income 55 bp on 1st $50 million 35 bp on the balance	0.450	0.600

The Adviser manages the AllianceBernstein Mutual Funds (“ABMF”). The NYAG related advisory fee schedules of the AllianceBernstein Mutual Funds are based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule. Set forth below is the category advisory fee schedule applicable to the Portfolio and the

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

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effective fee of the Portfolio had the category fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on an initial estimate of the Portfolio’s net assets at $100 million:

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee (%)	Portfolio Advisory Fee (%)
Limited Duration High Income Portfolio	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.500	0.600

The Adviser has represented that it does not sub-advise any registered investment companies with a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee to the median of the Portfolio’s Lipper Expense Group (“EG”)9 at an initial estimate of the Portfolio’s net assets at $100 million.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “[t]hese comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. As the Directors are aware, funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND •	65

(size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[11]	Lipper Exp. Group Median (%)	Rank
Limited Duration High Income Portfolio	0.600	0.749	4/17

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.12

Portfolio	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Limited Duration High Income Portfolio	1.050	1.107	6/17	1.104	35/95

Based on this analysis, Limited Duration High Income Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Projected total expense ratio information, based on an initial net asset estimate of $100 million, pertains to the Portfolio’s Class A shares.

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In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates will provide transfer agent and distribution services to the Portfolio and will receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

V.	POSSIBLE ECONOMIES OF SCALE.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,14 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

14	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND •	67

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli15 study on advisory fees and various fund characteristics.16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of approximately $456 billion as of July 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history.

CONCLUSION:

Based on the factors discussed above, the Senior Officer recommended that the Directors consider asking the Adviser to reduce the breakpoints in the Portfolio’s advisory fee schedule to levels that better reflect the breakpoint levels of its peers and will maintain its effective advisory fee in line with its peers as assets increase. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: October 17, 2011

15	The Deli study was originally published in 2002 based on 1997 data.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

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THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND •	69

AllianceBernstein Family of Funds

NOTES

70	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND

NOTES

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND •	71

NOTES

72	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

LDHI-0152-0312

ITEM 2.    CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.    SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.    EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: May 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: May 23, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: May 23, 2012